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                                                                   EXHIBIT 10.18




























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                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of September 25, 2000 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers"), AMSOUTH BANK, an Alabama banking corporation formerly known as AmSouth Bank of Alabama ("AmSouth"), SUNTRUST BANK, ATLANTA, a Georgia banking corporation, BANK OF AMERICA, N.A., a national banking association, and SOUTHTRUST BANK, an Alabama banking corporation (collectively, the "Lenders"), and AMSOUTH BANK, an Alabama banking corporation formerly known as AmSouth Bank of Alabama, as agent for the Lenders (the "Agent").


                                    RECITALS

         A. The Borrowers, the Agent and the Lenders are parties to that certain Credit Agreement dated October 27, 1995 as amended by a First Amendment thereto dated June 4, 1997, a Second Amendment thereto dated June 19, 1998 and a Third Amendment thereto dated as of June 18, 1999 (collectively, the "Agreement") pursuant to which the Lenders have made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $90,000,000, the proceeds of which are to be used by the Borrowers for general corporate purposes.

         B. The Borrowers have requested the Lenders and the Agent amend the Agreement, as hereinafter set forth.

         C. The Lenders and the Agent are willing to make such amendment only if, among other things, the Borrowers enter into this Amendment.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.


         2.       The defined term "Cash Management Line of Credit" set forth in
Article I of the Agreement is hereby amended to read, in its entirety, as follows:


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                  "Cash Management Line of Credit shall mean that certain line of credit in the maximum principal amount of $15,000,000 made available by AmSouth, as lender, to the Borrowers pursuant to a Short-Term Credit Agreement dated as of October 27, 1995, as amended by a certain First Amendment thereto dated November 1, 1996, by a Second Amendment thereto dated June 4, 1997, by a Third Amendment thereto dated June 3, 1998 and by a Fourth Amendment thereto dated September 25, 2000, with a maturity date of May 30, 2001, as the same may be renewed or extended from time to time hereafter."

         3.       The defined term "Assumption Agreement" is hereby added to
Article I of the Agreement and shall read as follows:

                  "Assumption Agreement shall have the meaning attributed to that term in Section 2.1(i)."

         4. The defined term "Borrowers" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Borrowers shall mean BAM, AWBC and all other entities that hereafter become Participating Entities."

         5.       The defined term "Participating Entity" is hereby added to
Article I of the Agreement and shall read as follows:

                  "Participating Entity shall mean any Subsidiary that hereafter executes and delivers to the Agent an Assumption Agreement and all of the documents necessary to assume joint and several liability as to the Credit Obligations."

         6. Section 2.1 of the Agreement is hereby amended to add at the end thereof the following subparagraph (i):

                  "(i)     each person that is to become after the date of this
         Amendment a Participating Entity shall, at the time it is to become a Participating Entity, execute and deliver to the Agent, in accordance with the provisions of Section 7.13, an Assumption Agreement in the form attached hereto as Schedule 2.1 ("Assumption Agreement")."

         7. The references in Sections 2.1, 3.2, 5.9 and 10.15 of the Agreement to the term "AWBC" shall be amended to read "AWBC and each Participating Entity".

         8. Article 6 of the Agreement is hereby amended to add at the end thereof the following Section 6.4:

                  "SECTION 6.4 ADDITIONAL SUPPORTING DOCUMENTS. The Agent shall also have received on or before any date after the Closing Date on which a person


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         becomes a Participating Entity (i) a copy of resolutions of the Board of Directors and, if necessary, the shareholders, partners or members of such person certified as in full force and effect on the date thereof by the Secretary or Assistant Secretary of such person, authorizing such person's execution, delivery and performance of, the Loan Documents and all other agreements and instruments that this Agreement requires to be executed, delivered and performed by such person; (ii) a copy of the organizational documents of such person, certified as true and correct on and as of the date on which Loan Documents are executed and delivered by such person; (iii) certificates of good standing with respect to such person from the appropriate Governmental Authorities in the jurisdiction under the laws of which such person is incorporated or formed; (iv) an Opinion of Counsel to such person consistent with the form of the Opinions of Counsel to the Borrowers delivered pursuant to Section 6.3 (with such changes therein as are appropriate in the circumstances) as to the execution and delivery by such person of the Loan Documents and other matters related thereto; (v) fully executed copies of all Loan Documents that this Agreement requires to be executed or delivered (or both) by such person (including a fully executed Assumption Agreement); and (vi) such additional supporting documents as the Agent or its counsel may reasonably request."

         9. Article 7 of the Agreement is hereby amended to add at the end thereof the following Section 7.13:

                  "SECTION 7.13 CREATION OR ACQUISITION OF SUBSIDIARIES. The Borrowers may from time to time create or acquire new Subsidiaries in accordance with this Agreement, provided that promptly (and in any event within fifteen (15) Business Days) after the creation or direct or indirect acquisition by any Borrower of any such new Subsidiary, such new Subsidiary will execute and deliver to the Agent an Assumption Agreement and all other documents necessary to cause it to become jointly and severally liable for all the Credit Obligations (subject to the limitations provided in the Assumption Agreement)."

         10. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes shall remain in full force and effect, as modified hereby, and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by any of the Notes or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by any of the Notes; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of any of the Notes or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Agent or the Lenders as security for or as evidence of any of the above-described indebtedness.


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         11.      All references in the Loan Documents to "Credit Agreement"
shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         12. The Borrowers hereby certify that the organizational documents of the Borrowers have not been amended since June 18, 1999.

         13. The Borrowers hereby represent and warrant to the Agent and the Lenders that all representations and warranties contained in the Agreement are true and correct as of the date hereof; and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         14. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         15. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein.

         16. This Amendment shall be governed by the laws of the State of Alabama.


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         IN WITNESS WHEREOF, each of the Borrowers, the Lenders and the Agent has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                     BOOKS-A-MILLION, INC.


                                     By:    /s/ Sandra B. Cochran
                                         --------------------------------------
                                           Its  President



                                     AMERICAN WHOLESALE BOOK COMPANY, INC.


                                     By:    /s/ Sandra B. Cochran
                                         --------------------------------------
                                           Its  President


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                                    AMSOUTH BANK


                                    By:    /s/ David A. Simmons
                                        ----------------------------------------
                                          Its Senior Vice President



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                                    SUNTRUST BANK, ATLANTA


                                    By:    /s/ David Edge
                                        ----------------------------------------
                                          Its  Vice President



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                                    BANK OF AMERICA, N.A.


                                    By:    /s/ David B. Jackson
                                        ----------------------------------------
                                          Its:  Vice President



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                                    SOUTHTRUST BANK


                                    By:    /s/ Austin Davis
                                        ----------------------------------------
                                          Its:  Commercial Loan Officer



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                                    AMSOUTH BANK, as Agent


                                    By:    /s/ David A. Simmons
                                        ----------------------------------------
                                          Its Senior Vice President